UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

SB ONE BANCORP

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	000-12569 (Commission File Number)	25-3475473 (I.R.S. Employer Identification No.)

95 Route 17

Paramus, New Jersey 07652
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	SBBX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

SB One Bancorp (“SB One” or the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) on June 24, 2020. There were 9,430,038 shares of common stock eligible to be voted at the Annual Meeting and 7,499,271 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

As further detailed in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 8, 2020, there were six proposals submitted to the Company’s shareholders at the Annual Meeting. The shareholders approved Proposals 1, 2, 3, 5 and 6 and elected all of the nominees listed in Proposal 4. The final results of voting on each of the proposals are as follows:

Proposal 1: Consideration and approval of the Agreement and Plan of Merger by and between Provident Financial Services, Inc. and SB One Bancorp, dated as of March 11, 2020, pursuant to which SB One Bancorp will merge with and into Provident Financial Services, Inc. (the “Merger”) and to approve the Merger

Votes For	Votes Against	Abstain	Broker Non-Vote
4,852,348.29	536,152.72	49,706.97	2,061,063.00

Proposal 2: Non-Binding Advisory Resolution on the Compensation Payable to the Company’s Named Executive Officers in Connection with the Merger

Votes For	Votes Against	Abstain	Broker Non-Vote
2,736,610.83	2,635,561.14	66,036.00	2,061,063.00

Proposal 3: Approval of One or More Adjournments of the Annual Meeting, if Necessary or Appropriate, to Solicit Additional Proxies if there are not Sufficient Votes at the Time of the Annual Meeting to Approve Proposal 1 or Proposal 2

Votes For	Votes Against	Abstain	Broker Non-Vote
6,682,847.97	778,801.00	7,094.00	30,528.00

Proposal 4: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Gail Gordon	4,835,061.71	603,146.26	2,061,063.00
Edward J. Leppert	4,651,101.71	787,106.26	2,061,063.00
Michael X. McBride	4,819,114.71	619,093.26	2,061,063.00

Proposal 5: Non-Binding Advisory Resolution on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Vote
4,602,625.06	726,277.29	109,305.63	2,061,063.00

Proposal 6: Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

Votes For	Votes Against	Abstain	Broker Non-Vote
7,490,346.97	1,109.00	7,815.00	-

Item 8.01	Other Events

On June 24, 2020, Provident Financial Services, Inc. (“Provident”), the parent company of Provident Bank, and SB One, the parent company of SB One Bank, issued a joint press release announcing the receipt of SB One shareholder approval in connection with the Merger.  Additionally, Provident and SB One announced that the closing of the Merger is anticipated to be as of the close of business on July 31, 2020, subject to certain customary closing conditions.

A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between SB One and Provident, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Provident’s and SB One’s plans, objectives, expectations and intentions and other statements contained in this Current Report on Form 8-K that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Provident and SB One and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Provident and SB One. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Provident and SB One may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Provident and SB One are engaged; (5) the interest rate environment may further compress margins and adversely affect net interest income; (6) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (7) competition from other financial services companies in Provident’s and SB One’s markets could adversely affect operations; and (8) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Provident’s and SB One’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s Internet site (http://www.sec.gov).

In addition, the COVID-19 pandemic is having an adverse impact on both Provident and SB One, their customers and the communities they serve. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on Provident’s and SB One’s businesses. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened and stay open. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, both Provident and SB One could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for their products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen or stay open, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; their allowances for loan losses may increase if borrowers experience financial difficulties, which will adversely affect net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to each company; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on assets may decline to a greater extent than the decline in the cost of interest-bearing liabilities, reducing net interest margin and spread and reducing net income; wealth management revenues may decline with continuing market turmoil; Provident may face the risk of a goodwill write-down due to stock price decline; and both companies’ cyber security risks are increased as the result of an increase in the number of employees working remotely.

Provident and SB One caution that the foregoing list of factors is not exhaustive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Provident or SB One or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Provident and SB One do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Joint Press Release, dated June 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB ONE BANCORP

Date: June 24, 2020	By:	/s/ Adriano M. Duarte
Adriano M. Duarte
Executive Vice President and Chief Financial Officer